UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 3, 2013

CUBIST PHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Hayden Avenue

Lexington, Massachusetts 02421

(Address of Principal Executive Offices, including Zip Code)

(781) 860-8660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Cubist Pharmaceuticals, Inc. issued a press release today announcing its intention to commence an offering, subject to market and other conditions, of $600 million in convertible senior unsecured notes that are expected to be issued in two $300 million series, with one series maturing on September 1, 2018 and the other series maturing on September 1, 2020.  The notes will be offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Exchange Act of 1933, as amended.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item  9.01     Financial Statements and Exhibits

(d)       Exhibits

99.1	Press Release dated September 3, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

	By:	/s/ Michael J. Tomsicek
	Name:	Michael J. Tomsicek
	Title:	Senior Vice President and Chief Financial Officer

Date: September 3, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 3, 2013.